DEPOSIT GUARANTY CORP.

                                      TO

                            SUNTRUST BANK, ATLANTA
                                             Trustee

                                  __________

                         SUBORDINATED DEBT SECURITIES

                                  _________

                                  INDENTURE

                         Dated as of __________, 1995

                                  _________


                            Deposit Guaranty Corp.
                Certain Sections of this Indenture relating to
                 Sections 310 through 318, inclusive, of the
                         Trust Indenture Act of 1939:

          Trust Indenture
            Act Section                           Indenture Section

          SECTION 310(a)(1) . . . . . . . . . . . .  6.9
               (a)(2)   . . . . . . . . . . . . . .  6.9
               (a)(3)   . . . . . . . . . . . . . .  Not Applicable
               (a)(4)   . . . . . . . . . . . . . .  Not Applicable
               (b)      . . . . . . . . . . . . . .  6.8
                                                     6.10
          SECTION 311(a) . . . . . . . . . . . . . . 6.13
               (b)       . . . . . . . . . . . . . . 6.13
          SECTION 312(a)  . . . . . . . . . . . . .  7.1
                                                     7.2(a)
               (b)      . . . . . . . . . . . . . .  7.2(b)
               (c)      . . . . . . . . . . . . . .  7.2(c)
          SECTION 313(a). . . . . . . . . . . . . .  7.3(a)
               (b)      . . . . . . . . . . . . . .  7.3(a)
               (c)      . . . . . . . . . . . . . .  7.3(a)
               (d)      . . . . . . . . . . . . . .  7.3(b)
          SECTION 314(a). . . . . . . . . . . . . .  7.4
               (a)(4)   . . . . . . . . . . . . . .  1.1
                                                     10.5
               (b)      . . . . . . . . . . . . . .  Not Applicable
               (c)(1)   . . . . . . . . . . . . . .  1.2
               (c)(2)   . . . . . . . . . . . . . .  1.2
               (c)(3)   . . . . . . . . . . . . . .  Not Applicable
               (d)      . . . . . . . . . . . . . .  Not Applicable
               (e)      . . . . . . . . . . . . . .  1.2
          SECTION 315(a). . . . . . . . . . . . . .  6.1
               (b)      . . . . . . . . . . . . . .  6.2
               (c)      . . . . . . . . . . . . . .  6.1
               (d)      . . . . . . . . . . . . . .  6.1
               (e)       . . . . . . . . . . . . . . 5.14
          SECTION 316(a)  . . . . . . . . . . . . .  1.1
               (a)(1)(A)  . . . . . . . . . . . . .  5.2
                                                     5.12
               (a)(1)(B)   . . . . . . . . . . . . . 5.13
               (a)(2)   . . . . . . . . . . . . . .  Not Applicable
               (b)      . . . . . . . . . . . . . .  5.8
               (c)      . . . . . . . . . . . . . .  1.4(c)
          SECTION 317(a)(1) . . . . . . . . . . . .  5.3
               (a)(2)   . . . . . . . . . . . . . .  5.4
               (b)     . . . . . . . . . . . . . .  10.4
          SECTION 318(a)  . . . . . . . . . . . . .  1.7

          ______________

          NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                    INDENTURE, dated as of ____________, 1995,
          between Deposit Guaranty Corp., a corporation duly organized and existing under the laws of the State of Mississippi (herein called the "Company"), having its principal offices at 210 East Capital Street, Jackson, Mississippi 39205 and SunTrust Bank, Atlanta, a banking corporation duly organized and existing under the laws of the State of Georgia, as Trustee (herein called the "Trustee").

                           RECITALS OF THE COMPANY

                    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE I

                       Definitions and Other Provisions
                            of General Application

          Section 1.1.  Definitions.

                    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (2)  all other terms used herein which are
               defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to then in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                    (4)  the words "herein", "hereof" and
               "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                    "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

                    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Authenticating Agent" means any Person
          authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                    "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any directors or officers of the Company to whom such board of directors shall have delegated its authority to act hereunder.

                    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                    "Company" means the Person named as the
          "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
          "Company" shall mean such successor Person.

                    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                    "Corporate Trust Office" means the office of the Trustee in Atlanta, Georgia at which at any particular time its corporate trust business shall be principally administered.

                    "corporation" means a corporation, association, company, joint-stock company or business trust.

                    "covenant defeasance" has the meaning specified in Section 14.3.

                    "Defaulted Interest" has the meaning specified in Section 3.7.

                    "defeasance" has the meaning specified in
          Section 14.2.

                    "Depositary" means, with respect to the
          Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.1, which Person shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such Person, "Depositary", as used with respect to the Securities of any series, shall mean the Depositary with respect to the Securities of such series.

                    "Entitled Person" means any person entitled to payment pursuant to the terms of Other Financial
          Obligations.

                    "Event of Default" has the meaning specified in
          Section 5.1.

                    "Excess Proceeds" has the meaning specified in
          Section 13.15.

                    "Exchange Act" means the Securities Exchange
          Act of 1934 as it may be amended and any successor act thereto.

                    "Global Security" means a Security bearing the legend prescribed in Section 2.4 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                    "Holder" means a Person in whose name a
          Security is registered in the Security Register.

                    "indebtedness for money borrowed", when used with respect to the Company, means (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments,
          (ii) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (iii) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles.

                    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

                    "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                    "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                    "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, Chief Financial Officer or Controller and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.5 shall be the principal executive, financial or accounting officer of the Company.

                    "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                    "Original Issue Discount Security" means any
          Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

                    "Other Financial Obligations" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.1, all obligations to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity options contracts and (iii) similar financial instruments; provided that, the term Other Financial Obligations shall not include
          (A) obligations on account of Senior Indebtedness and (B) obligations on account of indebtedness of the Company for money borrowed ranking pari passu with or subordinate to the Securities.

                    "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i)  Securities theretofore cancelled by the
               Trustee or delivered to the Trustee for
               cancellation;

                    (ii)  Securities for whose payment or
               redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                    (iv)  Securities which have been defeased
               pursuant to Section 14.2 hereof;

          provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
          Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                    "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                    "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

                    "Predecessor Security" of any particular
          Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                    "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

                    "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                    "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                    "Senior Indebtedness" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.1, the principal of, and premium, if any, and interest on (a) all indebtedness of the Company for money borrowed (including indebtedness of others guaranteed by the Company) other than the Securities, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except (i) such indebtedness as is by its terms expressly stated to be junior in right of payment to the Securities, and (ii) such indebtedness as is by its terms expressly stated to rank pari passu in right of payment with the Securities, and (b) any deferrals, renewals or extensions of any such Senior Indebtedness.

                    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                    "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                    "Trustee" means the Person named as the
          "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                    "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                    "U.S. Government Obligations" has the meaning specified in Section 14.4(1).

                    "Vice President", when used with respect to the Company or the Trustee, means any vice president (but shall not include any assistant vice president), whether or not designated by a number or a word or words added before or after the title "vice president".

                    "Voting Stock" means stock which ordinarily has voting power for the election of at least a majority of the board of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                    "Yield to Maturity", when used with respect to any Original Issue Discount Security, shall mean the yield to maturity, if any, set forth in the prospectus supplement relating thereto, which shall be equal to the yield to maturity, if any, set forth on the face of such Security.

          Section 1.2.  Compliance Certificates and Opinions.

                    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2)  a brief statement as to the nature and
               scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.3.  Form of Documents Delivered to Trustee.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.4.  Acts of Holders; Record Dates.

                    (a)  Any request, demand, authorization,
          direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                    Without limiting the generality of the
          foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                    (c)  The Company may, in the circumstances
          permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                    (d)  The ownership of Securities shall be
          proved by the Security Register.

                    (e)  Any request, demand, authorization,
          direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

          Section 1.5.  Notices, Etc., to Trustee and Company.

                    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1)  the Trustee by any Holder or by the
               Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, 58 Edgewood Avenue, Annex, 4th Floor, P.O. Box 4625, Atlanta, Georgia, 30303, Attention:
               Bryan Echols, or

                    (2)  the Company by the Trustee or by any
               Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office in Jackson, Mississippi specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          Section 1.6.  Notice to Holders; Waiver.

                    Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 1.7.  Conflict with Trust Indenture Act.

                    If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 1.8.  Effect of Headings and Table of Contents.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.9.  Successors and Assigns.

                    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.10.  Separability Clause.

                    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.11.  Benefits of Indenture.

                    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the Holders and, subject to Section 907, Entitled Persons in respect of Other Financial Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12.  Governing Law.

                    This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          Section 1.13.  Legal Holidays.

                    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE II

                                Security Forms

          Section 2.1.  Forms Generally.

                    The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

                    The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

          Section 2.2.  Form of Face of Security.

                    THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT,
          NOR IS IT ANY OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF THE COMPANY AND IS NOT INSURED BY THE SAVINGS ASSOCIATION INSURANCE FUND OR THE BANK INSURANCE FUND OF THE FEDERAL
          DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL
          AGENCY.

                    [Insert any legend required by the Internal
          Revenue Code and the regulations thereunder.]

                            DEPOSIT GUARANTY CORP.

                ___% Subordinated Notes Due _________ __, ____

          No...........                                 $__________

                    Deposit Guaranty Corp., a corporation duly
          organized and existing under the laws of the State of Mississippi (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ............................., or
          registered assigns, the principal sum
          of..................... [if applicable insert -- Dollars]
          on ............ [if the Security is to bear interest
          prior to Maturity, insert--, and to pay interest thereon
          from ........... .. or from the most recent Interest
          Payment Date to which interest has been paid or duly
          provided for, semi-annually in arrears on............
          and............ in each year, commencing .........., at
          the rate of ...% per annum, until the principal hereof is paid or made available for payment (if applicable, insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of .... % per
          annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record
          Date for such interest, which shall be the ....... or
          ....... (whether or not a Business Day), as the case may
          be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture] .

                    If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the
          payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of .... % per annum (to
          the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date on which principal became overdue to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                    Payment of the principal of (and premium, if
          any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the
          Company maintained for that purpose in ............, in
          such coin or currency of [the United States of America] [insert other currency, if applicable] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                    Reference is hereby made to the further
          provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:

                              DEPOSIT GUARANTY CORP.

                              BY.....................

          Attest:

          ........................

          Section 2.3.  Form of Reverse of Security.

                    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _________, 1995 (herein called the "Indenture"), between the Company and SunTrust Bank, Atlanta, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $...........].

                    [If applicable, insert -- The Securities of
          this series are subject to redemption upon not less than 30 days' notice by first-class mail, [if applicable, insert -- (1) on ............ in any year commencing with
          the year..... and ending with the year .... through
          operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ..............., 19..],
          as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before............... , _%, and if redeemed] during the
          12-month period beginning ............... of the years
          indicated,

                       Redemption                    Redemption
          Year           Price          Year           Price

          and thereafter at a Redemption Price equal to ....% of
          the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                    [If applicable, insert -- The Securities of
          this series are subject to redemption upon not less than 30 days' notice by first-class mail, (1) on
          ............... in any year commencing with the year ....
          and ending with the year .... through operation of the
          sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ..........], as a whole or in part, at the election
          of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-
          month period beginning ............... of the years
          indicated,

                  Redemption Price
                   For Redemption       Redemption Price for
                  Through Operation     Redemption Otherwise
                       of the          Than through Operation
          Year      Sinking Fund         of the Sinking Fund

          and thereafter at a Redemption Price equal to ....% of
          the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                    [Notwithstanding the foregoing, the Company may
          not, prior to ............., redeem any Securities of
          this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ....% per
          annum.]

                    [The sinking fund for this series provides for
          the redemption on .............. in each year beginning
          with the year .... and ending with the year .... of [not
          less than $......... ("mandatory sinking fund") and not
          more than] $......... aggregate principal amount of
          Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

                    [If the Security is subject to redemption insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                    [If applicable, insert -- This Security is not subject to redemption prior to maturity.]

                    [If applicable, insert -- The Indenture
          contains provisions for defeasance at any time of [(a)] [the entire indebtedness evidenced by this Security] [and
          (b)] (certain restrictive covenants,] [in each case] upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

                    [If applicable, insert -- The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and junior to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to such subordination provisions, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Financial Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Financial Obligations before any payment or distribution may be made in respect of Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of other Financial Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.]

                    The principal of this Security may not be declared due and payable upon the occurrence of an Event of Default, except an Event of Default relating to certain events involving the bankruptcy, insolvency or reorganization of the Company.

                    [If the Security is not an Original Issue
          Discount Security, insert -- If an Event of Default with respect to Securities of this series relating to certain events involving the bankruptcy, insolvency or reorganization of the Company shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                    [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series relating to certain events involving the bankruptcy, insolvency or reorganization of the Company shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment [if applicable insert -- (i)]of the amount of principal so declared due and payable and (if applicable, insert -(ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable)], all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    The Securities of this series are issuable only in registered form without coupons in denominations of $_______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Section 2.4.   Form of Legend for Global Securities.

                    Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                    "This Security is a Global Security within
               the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."

          Section 2.5.   Form of Trustee's Certificate of
                         Authentication.

                    The Trustee's certificates of authentication shall be in substantially the following form:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned
          Indenture.

                                             SUNTRUST BANK, ATLANTA

                                                                  ,
                                             As Trustee

                                             By
                                               Authorized Signatory

                                 ARTICLE III

                                The Securities

          Section 3.1    Amount Unlimited; Issuable in Series.

                    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                    The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                    (1)  the title of the Securities of the
               series (which shall distinguish the Securities of the series from Securities of any other series);

                    (2)  any limit upon the aggregate
               principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
               Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except
               for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                    (3)  the Person to whom any interest on a
               Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                    (4)  the date or dates on which the
               principal of the Securities of the series is payable;

                    (5)  the rate or rates at which the
               Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                    (6)  the place or places where the
               principal of and any premium and interest on Securities of the series shall be payable;

                    (7)  the period or periods within which,
               the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                    (8)  the obligation, if any, of the
               Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (9)  if other than denominations of $1,000
               and any integral multiple thereof, the
               denominations in which Securities of the series shall be issuable;

                    (10) the currency, currencies or currency
               units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

                    (11) if the amount of payments of
               principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

                    (12) if the principal of or any premium or
               interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                    (13) if other than the principal amount
               thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

                    (14) the application, if any, of either or
               both of Section 14.2 and Section 14.3 to the Securities of the series;

                    (15) whether the Securities of the series
               shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in
               Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                    (16) if other than as specified in Section
               5.1, the Events of Default applicable with respect to the Securities of the series;

                    (17) if other than as specified in Section
               5.2, the Events of Default the occurrence of which would permit the declaration of the acceleration of Maturity pursuant to Section 5.2;

                    (18) any other covenant or warranty
               included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of such series, or any combination of such covenants, warranties or provisions;

                    (19) if other than the subordination
               provisions in Article XIII, the subordination provisions that shall apply to the Securities of the series, including a different definition of the terms "Senior Indebtedness" "Entitled Person" or "Other Financial Obligations;" and

                    (20) any other terms of the series (which
               terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(5)).

                    All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                    Unless otherwise provided with respect to the Securities of any series, at the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

                    If any of the terms of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

          Section 3.2    Denominations.

                    The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          Section 3.3    Execution, Authentication, Delivery
                         and Dating.

                    The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                    (a)  if the form of such Securities has
               been established by or pursuant to Board
               Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                    (b)  if the terms of such Securities have
               been established by or pursuant to Board
               Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                    (c)  that such Securities, when
               authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                    Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                    Each Security shall be dated the date of its authentication.

                    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 3.4    Temporary Securities.

                    Pending the preparation of definitive
          Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                    If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

          Section 3.5    Registration, Registration of
                         Transfer and Exchange.

                    The Company shall cause to be kept at the corporate trust office of SunTrust Bank, Atlanta a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it or the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. SunTrust Bank, Atlanta is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                    Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                    At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made for any
          registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

                    The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                    Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 3.1, no Global Security shall be exchangeable pursuant to this
          Section 3.5 or Sections 3.4, 9.6 and 11.7 for Securities registered in the name of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee, unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registerable, or
          (3) there shall have occurred and be continuing an Event of Default, or an event which with notice or lapse of time or both would become an Event of Default, with respect to the Securities evidenced by such Global Security. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clause (1), (2) or (3) of the preceding sentence or such other conditions as may be specified as contemplated by Section 3.1 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section
          2.4 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

          Section 3.6    Mutilated, Destroyed, Lost and
                         Stolen Securities.

                    If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new
          Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security of any series issued
          pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
          Securities.

          Section 3.7    Payment of Interest; Interest
                         Rights Preserved.

                    Except as otherwise provided as contemplated by
          Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                    Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Company, at its election, either as provided in Clause (1) or (2) below:

                    (1)  The Company may elect to make payment
               of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                    (2)  The Company may make payment of any
               Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 3.8    Persons Deemed Owners.

                    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 3.9    Cancellation.

                    All Securities surrendered for payment,
          redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, subject to any requirements of law.

          Section 3.10   Computation of Interest.

                    Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE IV

                          Satisfaction and Discharge

          Section 4.1    Satisfaction and Discharge of
                         Indenture.

                    This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                    (1)  either

                    (A)  all Securities theretofore
               authenticated and delivered (other than (i)
               Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.4) have been delivered to the Trustee for cancellation; or

                    (B)  all such Securities not theretofore
               delivered to the Trustee for cancellation

                         (i)   have become due and payable,
                    or

                         (ii)  will become due and payable at
                    their Stated Maturity within one year, or

                         (iii) are to be called for
                    redemption within one year under
                    arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                    (2)  the Company has paid or caused to be
               paid all other sums payable hereunder by the Company; and

                    (3)  the Company has delivered to the
               Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations, if any, of the Trustee to any Authenticating Agent under Section
          6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.4 shall survive.

          Section 4.2    Application of Trust Money.

                    Subject to the provisions of the last paragraph of Section 10.4, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. Money deposited pursuant to Section 4.1 and held in trust pursuant to this Section shall not be subject to claims of the holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations under Article XIII.

                               ARTICLE V

                               Remedies

          Section 5.1    Events of Default.

                    "Event of Default", wherever used herein with respect to Securities of any particular series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (a)  default in the due and punctual
               payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

                    (b)  default in the due and punctual
               payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable either at Maturity, by declaration as authorized by this Indenture, or otherwise; or

                    (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                    (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company set forth in the Securities of that series or in this Indenture (other than those set forth exclusively in the terms of Securities of any series other than that series, or those which have been included in this Indenture for the benefit of Securities of any series other than that series) continued for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of that series at the time outstanding, a written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (e)  the entry by a court or a governmental
               authority having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or
               (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (f)  the commencement by the Company of a
               voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent to it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, a sequestrator or other similar official of the Company or substantially all of its assets, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                    (g)  any other Event of Default provided
               with respect to Securities of that series.

          Section 5.2    Acceleration of Maturity;
                         Rescission and Annulment.

                    In case one or more of the Events of Default specified in Section 5.1(e) or 5.1(f) shall have occurred and be continuing with respect to any particular series of Securities, then and in each and every such case, unless the principal of all of the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal or, in the case of Original Issue Discount Securities, such amount of principal as may be provided for in such Securities, of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of that series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after such principal or such amount of principal, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal (and premium, if any) at the rate of interest prescribed therefor by such Securities, to the date of such payment or deposit) and the expenses of the Trustee, including the reasonable fees of its counsel, and any and all defaults under this Indenture with respect to the Securities of the series, other than the nonpayment of principal of (and premium, if any) and accrued interest on the Securities of that series which shall have become due by acceleration shall have been remedied, then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                    In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

          Section 5.3    Collection of Indebtedness and
                         Suits for Enforcement by Trustee.

                    The Company covenants that if

                    (1)  default is made in the payment of any
               interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (2)  default is made in the payment of the
               principal of (or premium, if any, on) any Security at the Maturity thereof,

          the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    If an Event of Default with respect to
          Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.4    Trustee May File Proofs of Claim.

                    In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                    No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

          Section 5.5    Trustee May Enforce Claims Without
                         Possession of Securities.

                    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 5.6    Application of Money Collected.

                    Subject to Article XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST:  To the payment of all amounts due
               the Trustee under Section 6.7; and

                    SECOND:  To the payment of the amounts
               then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

          Section 5.7    Limitation on Suits.

                    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                    (1)  such Holder has previously given
               written notice to the Trustee of a continuing
               Event of Default with respect to the Securities of that series;

                    (2)  the Holders of not less than 25% in
               principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3)  such Holder or Holders have offered
               to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4)  the Trustee for 60 days after its
               receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5)  no direction inconsistent with such
               written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.8    Unconditional Right of Holders to
                         Receive Principal, Premium and Interest.

                    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 5.9    Restoration of Rights and Remedies.

                    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10   Rights and Remedies Cumulative.

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11   Delay or Omission Not Waiver.

                    No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12   Control by Holders.

                    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                    (1)  such direction shall not be in
               conflict with any rule of law or with this Indenture,

                    (2)  the Trustee may take any other action
               deemed proper by the Trustee which is not inconsistent with such direction, and

                    (3)  subject to the provisions of Section
               6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

          Section 5.13   Waiver of Past Defaults.

                    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (1)  in the payment of the principal of or
               any premium or interest on any Security of such series, or

                    (2)  in respect of a covenant or provision
               hereof which under Article IX cannot be
               modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14   Undertaking for Costs.

                    In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

          Section 5.15   Waiver of Stay or Extension Laws.

                    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE VI

                                The Trustee

          Section 6.1    Certain Duties and Responsibilities.

                    The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2    Notice of Defaults.

                    If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.3    Certain Rights of Trustee.

                    Subject to the provisions of Section 6.1:

                    (a)  the Trustee may rely and shall be
               protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b)  any request or direction of the
               Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (c)  whenever in the administration of
               this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, except that in the case of any such Officers' Certificate which by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms to the requirements of the Indenture;

                    (d)  the Trustee may consult with counsel
               and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, except that in the case of any such Opinion of Counsel which by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms to the requirements of the Indenture;

                    (e)  the Trustee shall be under no
               obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f)  the Trustee shall not be bound to
               make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                    (g)  the Trustee may execute any of the
               trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 6.4    Not Responsible for Recitals or
                         Issuance of Securities.

                    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 6.5    May Hold Securities.

                    The Trustee, any Authenticating Agent, any
          Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 6.6    Money Held in Trust.

                    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 6.7    Compensation and Reimbursement.

                    The Company agrees

                    (1)  to pay to the Trustee from time to
               time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2)  except as otherwise expressly
               provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3)  to indemnify the Trustee and its
               directors, officers, agents and employees for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on its or their respective parts, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties of the Trustee hereunder.

                    As security for the performance of the
          obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

                    The provisions of this Section shall survive the termination of the Indenture or the resignation or removal of the Trustee.

          Section 6.8  Disqualification; Conflicting Interests.

                    If the Trustee has or shall acquire a
          conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 6.9  Corporate Trustee Required; Eligibility.

                    There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the United States or any State or Territory thereof or the District of Columbia. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10  Resignation and Removal;
                        Appointment of Successor.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                    (b)  The Trustee may resign at any time with
          respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section
          6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (c)  The Trustee may be removed at any time
          with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                    (d)  If at any time:

                    (1)  the Trustee shall fail to comply with
               Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (2)  the Trustee shall cease to be eligible
               under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (3)  the Trustee shall become incapable of
               acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (f)  The Company shall give notice of each
          resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11  Acceptance of Appointment by Successor.

                    (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
          (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                    (c)  Upon request of any such successor
          Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

                    (d)  No successor Trustee shall accept its
          appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12  Merger, Conversion, Consolidation
                        or Succession to Business.

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 6.13  Preferential Collection of
                        Claims Against Company.

                    If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14  Appointment of Authenticating Agent.

                    The Trustee may appoint an Authenticating Agent or Agents (which may be an Affiliate of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
          Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                    Any corporation into which an Authenticating
          Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                    Unless the Authenticating Agent has been appointed by the Trustee at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

                    If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned
          Indenture.

                                        SUNTRUST BANK, ATLANTA
                                                         As Trustee

                                        By........................,
                                            As Authenticating Agent

                                        By........................,
                                               Authorized Signatory

                                 ARTICLE VII

                          Holders' Lists and Reports
                            by Trustee and Company

          Section 7.1  Company to Furnish Trustee Names
                       and Addresses of Holders.

                    The Company will furnish or cause to be
          furnished to the Trustee:

                    (a) semi-annually, not later than June 30 and December 31 in each year a list for each such series Outstanding, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each such series as of the preceding June 15 or December 15, and

                    (b)  at such other times as the Trustee may
               request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

          excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, if it is acting as such.

          Section 7.2  Preservation of Information;
                       Communications to Holders.

                    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if it is acting as such. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                    (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any director, officer, employee or agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          Section 7.3  Reports by Trustee.

                    (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending December 15 and shall be transmitted by the next succeeding March 15.

                    (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          Section 7.4  Reports by Company.

                    The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE VIII

                      Consolidation, Merger, Conveyance,
                              Transfer or Lease

          Section 8.1  Company May Consolidate, Etc.,
                       only on Certain Terms.

                    Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any other Person authorized to acquire and operate the same; provided, however, that the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia; provided further, the Company hereby covenants and agrees, that upon any such consolidation, merger, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property; and, further provided that immediately after giving effect to such transaction, no Event of Default specified in Section 5.1(e) or (f) shall have happened and be continuing.

          Section 8.2  Successor Corporation to Be Substituted.

                    In case of any such consolidation, merger, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Deposit Guaranty Corp. or in the name of any corporation which previously shall have become the Company in accordance with the provisions of this Article any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose.
          All of the Securities of a particular series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                    Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other Person or acquiring by purchase or otherwise all or any part of the property of any other Person, provided that, immediately after such merger or acquisition, the Company shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by it.

          Section 8.3  Opinion of Counsel to Be Given Trustee.

                    The Trustee, subject to Sections 6.1 and 6.3, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease and any such assumption complies with the provisions of this Article.

                                  ARTICLE IX

                           Supplemental Indentures

          Section 9.1  Supplemental Indentures Without
                       Consent of Holders.

                    Without the consent of any Holders, the
          Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (1)  to evidence the succession of another
               Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                    (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                    (3)  to add any additional Events of Default;
               or

                    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                    (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither
               (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or
               (ii) shall become effective only when there is no such Security Outstanding; or

                    (6)  to secure the Securities; or

                    (7)  to establish the form or terms of
               Securities of any series as permitted by Sections
               2.1 and 3.1; or

                    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                    (9) subject to Section 9.7, to add to, change or eliminate any of the provisions of Article Thirteen in respect of one or more series of Securities, provided that any such addition, change or elimination shall not adversely affect the interests of the Holders of Outstanding Securities of any series in any material respect; or

                    (10) to cure any ambiguity, to correct or
               supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Outstanding Securities of any series in any material respect.

          Section 9.2  Supplemental Indentures with
                       Consent of Holders.

                    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                    (1)  change the Stated Maturity of the
               principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of the Securities of any series in a manner adverse to the Holders, or

                    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                    (3)  modify any of the provisions of this
               Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.3  Execution of Supplemental Indentures.

                    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 9.4  Effect of Supplemental Indentures.

                    Upon the execution of any supplemental
          indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.5  Conformity with Trust Indenture Act.

                    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

          Section 9.6  Reference in Securities to
                       Supplemental Indentures.

                    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

          Section 9.7  Subordination Unimpaired.

                    No provision in any supplemental indenture that affects the superior position of the holders of Senior Indebtedness shall be effective against any holder of Senior Indebtedness, unless such holder shall have consented thereto. Notwithstanding any provision in this Indenture or otherwise, the rights of Entitled Persons in respect of Other Financial Obligations under this Indenture and otherwise in respect of the Securities or any series of the securities may, at any time and from time to time, be modified in any respect or eliminated without the consent of any Entitled Person in respect of Other Financial Obligations.

                                  ARTICLE X

                                  Covenants

          Section 10.1  Payment of Principal, Premium and Interest.

                    The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Interest on Securities shall be payable without presentment of such Securities, and only to the registered Holders thereof determined as provided in
          Section 3.7. The Company shall have the right to require a Holder, in connection with the payment of the principal of and any premium and interest on a Security, to present at the office or agency of the Company at which such payment is made a certificate, in such form as the Company may from time to time prescribe, to enable the Company to determine its duties and liabilities with respect to any taxes, assessments or governmental charges which it may be required to deduct or withhold therefrom under any present or future law of the United States of America or of any State, County, Municipality or taxing or withholding authority therein, and the Company shall be entitled to determine its duties and liabilities with respect to such deduction or withholding on the basis of information contained in such certificate or, if no such certificate shall be so presented, on the basis of any presumption created by any such law, and shall be entitled to act in accordance with such determination.

          Section 10.2  Maintenance of Office or Agency.

                    So long as any Securities remain Outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                    The Company may also from time to time
          designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 10.3  Vacancy in the Office of Trustee.

                    The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Article Six, a Trustee, so that there shall at all times be a Trustee hereunder.

          Section 10.4  Money for Securities Payments
                        to Be Held in Trust.

                    If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more
          Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                    The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.5  Statement by Officers as to Default.

                    The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (which need not comply with Section 1.2), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          Section 10.6  Existence.

                    Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises to carry on its business; provided, however, that nothing in this Section
          10.6 shall prevent (i) any consolidation or merger of the Company, or any conveyance, transfer or lease of its property and assets substantially as an entirety, permitted by Article Eight, or (ii) the liquidation or dissolution of the Company after such conveyance or transfer of its property and assets substantially as an entirety permitted by Article Eight.

                                  ARTICLE XI

                           Redemption of Securities

          Section 11.1  Applicability of Article.

                    Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Section 11.2  Election to Redeem; Notice to Trustee.

                    The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          Section 11.3  Selection by Trustee of Securities
                        to Be Redeemed.

                    If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.
          If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                    Any selection of Securities by the Trustee under this Section and any related notice to the Company to be given by the Trustee under this Section may be made or given by the Security Registrar on behalf of the Trustee.

          Section 11.4  Notice of Redemption.

                    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                    All notices of redemption shall state:

                    (1)  the Redemption Date,

                    (2) the Redemption Price and accrued interest, if any,

                    (3)  if less than all the Outstanding
               Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                    (4) the CUSIP numbers of the Securities to be redeemed,

                    (5) that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                    (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                    (7) that the redemption is for a sinking fund, if such is the case.

                    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

          Section 11.5  Deposit of Redemption Price.

                    Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.4) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          Section 11.6  Securities Payable on Redemption Date.

                    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 11.7  Securities Redeemed in Part.

                    Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Security Registrar shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a Global security.

                                 ARTICLE XII

                                Sinking Funds

          Section 12.1  Applicability of Article.

                    The provisions of this Article shall be
          applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 12.2  Satisfaction of Sinking Fund
                        Payments with Securities.

                    The Company (1) may deliver Outstanding
          Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee or the Security Registrar at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 12.3  Redemption of Securities for Sinking Fund.

                    Not less than 90 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee and the Security Registrar an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and the basis for such credit and will also deliver to the Security Registrar any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee or the Security Registrar shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
          11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.5, 11.6 and 11.7.

                                 ARTICLE XIII

                         Subordination of Securities

          Section 13.1    Securities Subordinate to
                          Senior Indebtedness.

                    The Company covenants and agrees, and each Holder of a Security of any series, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article XIV), the indebtedness represented by the Securities of such series and the payment of the principal of (and premium, if any) and interest on each of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          Section 13.2    Payment Over of Proceeds Upon
                          Dissolution, Etc.

                    In the event of (a) any insolvency or
          bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities of any series are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities of such series, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities of any series in any such case, proceeding, dissolution, liquidation or other winding up or event.

                    In the event that, notwithstanding the
          foregoing provisions of this Section, the Trustee or the Holder of any Security of any series shall have received any payment or distribution of assets of the Company of any kind or charter, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                    For purposes of this Article only, the words
          "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions set forth in Article VIII.

          Section 13.3    Prior Payment to Senior Indebtedness
                          Upon Acceleration of Securities.

                    In the event that any Securities of any series are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities of such series are entitled to receive any payment of the principal of, premium, if any, or interest on the Securities of such series or on account of the purchase or other acquisition of Securities of such series; provided, however, that, if as specified as contemplated by Section 3.1, Article XII is applicable to any series of Securities, nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.2 Securities of such series which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

                    In the event that, notwithstanding the
          foregoing, the Company shall make any payment to the Trustee or the Holder of any Security of any series prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                    The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

          Section 13.4    No Payment When Senior Indebtedness in
                          Default.

                    (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment, or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities of any series or on account of the purchase or other acquisition of Securities of any series; provided, however, that, if as specified as contemplated by Section 3.1, Article XII is applicable to any series of Securities, nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.2 Securities of such series which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

                    In the event that, notwithstanding the
          foregoing, the Company shall make any payment to the Trustee or the Holder of any Security of any series prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                    The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

          Section 13.5    Payment Permitted If No Default.

                    Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities of any series shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section 13.3 or 13.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities of any series, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities of any series or the retention of such payment by the Holder, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

          Section 13.6    Subrogation to Rights of Holders
                          of Senior Indebtedness.

                    Subject to the payment in full of all Senior
          Indebtedness, the Holders of the Securities of a series shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities of such series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of a series or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities of a series or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of such series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 13.7    Provisions Solely to Define
                          Relative Rights.

                    The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness (and, in the case of Section 13.15, Entitled Persons in respect of Other Financial Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness and the rights under Section 13.15 of Entitled Persons in respect of Other Financial Obligations is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of and premium (if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness, and under Section 13.15 of Entitled Persons in respect of Other Financial Obligations, to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 13.8    Trustee to Effectuate Subordination and
                          Payment Provisions.

                    Each Holder of a Security of any series by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment provisions provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          Section 13.9    No Waiver of Subordination Provisions.

                    No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                    Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of any series and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and
          (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 13.10   Notice to Trustee; Not Charged with
                          Knowledge of Prohibition.

                    The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Securities of any series. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Securities of a series, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor or from any Entitled Person in respect of Other Financial Obligations; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                    Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Financial Obligations to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Financial Obligations. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Financial Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment or distribution to such Person pending judicial determination as to the right of such Person to receive such payment or distribution.

          Section 13.11   Reliance on Judicial Order or
                          Certificate of Liquidating Agent.

                    Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company and the Entitled Persons in respect of Other Financial Obligations, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 13.12   Trustee Not Fiduciary for Holders of
                          Senior Indebtedness or Entitled Persons.

                    The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations and shall not be liable to any such holders or Entitled Persons if it shall in good faith mistakenly pay over or distribute to Holders of Securities of any series or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations shall be entitled by virtue of this Article or otherwise.

          Section 13.13   Rights of Trustee as Holder of
                          Senior Indebtedness or Entitled Persons;
                          Preservation of Trustee's Rights.

                    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it and with respect to any Other Financial Obligations owed to the Trustee as an Entitled Person, to the same extent as any other holder of Senior Indebtedness or Entitled Person in respect of Other Financial Obligations, as the case may be, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder or Entitled Person.

                    Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to
          Section 6.7.

          Section 13.14   Article Applicable to
                          Paying Agents.

                    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 13.15   Payment of Proceeds in Certain Cases.

                    (a) If, after giving effect to the provisions of Section 13.2 and Section 13.6, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities ("Excess Proceeds"), and any Entitled Persons in respect of Other Financial Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such Other Financial Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations) to pay or provide for the payment of the Other Financial Obligations remaining unpaid, to the extent necessary to pay all Other Financial Obligations in full, after giving effect to any concurrent payment or distribution to or for Entitled Persons in respect of Other Financial Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all Other Financial Obligations shall be available for payment or distribution in respect of the Securities.

                    (b)  In the event that, notwithstanding the
          foregoing provisions of subsection (a) of this Section, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Other Financial Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 13.2, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (a).

                    (c)  Subject to the payment in full of all
          Other Financial Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations and is entitled to like rights of subrogation) to the rights of the Entitled Persons in respect of Other Financial Obligations to receive payments and distributions of cash, property and securities applicable to the Other Financial Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to Entitled Persons in respect of Other Financial Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to Entitled Persons in respect of Other Financial Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than Entitled Persons in respect of Other Financial Obligations and the Holders of Securities be deemed to be a payment or distribution by the Company to or on account of the Other Financial Obligations.

                    (d)  The provisions of subsections (a), (b) and
          (c) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the Entitled Persons in respect of Other Financial Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article.
          Nothing contained in subsections (a), (b) or (c) of this
          Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Indebtedness or
          (2) other creditors of the Company other than Entitled Persons in respect of Other Financial Obligations.

                                 ARTICLE XIV

                      Defeasance and Covenant Defeasance

          Section 14.1    Applicability of Article; Company's
                          Option to Effect Defeasance or
                          Covenant Defeasance.

                    If pursuant to Section 3.1 provision is made for either or both of (a) defeasance of the Securities of a series under Section 14.2 or (b) covenant defeasance of the Securities of a series under Section 14.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIV, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 14.2 (if applicable) or Section 14.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XIV.

          Section 14.2    Defeasance and Discharge.

                    Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture, including the provisions of Article XIII hereof, insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 14.5 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6,
          10.2 and 10.4 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article XIV. Subject to compliance with this Article XIV, the Company may exercise its option under this Section 14.2 notwithstanding the prior exercise of its option under
          Section 14.3 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

          Section 14.3    Covenant Defeasance.

                    Upon the Company's exercise of the above option applicable to this Section and after the date the conditions set forth below are satisfied, the Company shall be released from its obligations under any covenant applicable to such Securities that are determined pursuant to Section 3.1 to be subject to this provision, and the occurrence of an event specified in Section 5.1(d) with respect to any Section applicable to such Securities that is determined pursuant to Section 3.1 to be subject to this provision shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series and the provisions of Article XIII of this Indenture shall no longer be in effect (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          Section 14.4    Conditions to Defeasance or
                          Covenant Defeasance.

                    The following shall be the conditions precedent to application of either Section 14.2 or Section 14.3 to the Outstanding Securities of such series:

                    (1)  The Company shall irrevocably have
               deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
               (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are
               (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                    (2)  No Event of Default or event which with
               notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing
               (A) on the date of such deposit or (B) insofar as subsections 5.1(e) and (f) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this Clause (B) shall not be deemed satisfied until the expiration of such period).

                    (3)  Such defeasance or covenant defeasance
               shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                    (4)  Such defeasance or covenant defeasance
               shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                    (5)  Such defeasance or covenant defeasance
               shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

                    (6) In the case of an election under Section 14.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                    (7) In the case of an election under Section 14.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                    (8)  Such defeasance or covenant defeasance
               shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

                    (9)  The Company shall have delivered to the
               Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
               Section 14.2 or the covenant defeasance under
               Section 14.3 (as the case may be) have been complied with.

                    (10)  At the time of such deposit: (A) no
               default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless, in the case of either Clause
               (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

          Section 14.5    Deposited Money and U.S. Government
                          Obligations to Be Held in Trust;
                          Other Miscellaneous Provisions.

                    Subject to the provisions of the last paragraph of Section 10.4, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 14.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article XIII.

                    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof.

                    Anything herein to the contrary
          notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
          Section 14.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          Section 14.6    Reinstatement.

                    If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 14.5 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.5; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                      DEPOSIT GUARANTY CORP.

                                      By__________________________
                                       Name:_____________________
                                       Title:____________________

          Attest:

          _________________________
          Name:____________________
          Title:___________________

                                      SUNTRUST BANK, ATLANTA

                                      By__________________________
                                       Name:_____________________
                                       Title:____________________

                                      By__________________________
                                       Name:_____________________
                                       Title:____________________


                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                      DEPOSIT GUARANTY CORP.

                                      By___________________________
                                       Name:_____________________
                                       Title:____________________

          Attest:

          _________________________
          Name:____________________
          Title:___________________

                                      SUNTRUST BANK, ATLANTA

                                      By___________________________
                                       Name:_____________________
                                       Title:____________________

                                      By__________________________
                                       Name:_____________________
                                       Title:____________________


          STATE OF NEW YORK    )
                               ) ss.:
          COUNTY OF NEW YORK   )

                    On the    day of           , 1995, before me
          personally came                       , to me known, who,
          being by me duly sworn, did depose and say that he is
                          of Deposit Guaranty Corp., one of the
          corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                        ________________________

          STATE OF NEW YORK    )
                               ) ss.:
          COUNTY OF NEW YORK   )

                    On the ___ day of __________, 1995, before me
          personally came ___________ and ___________, to me known, who, being by me duly sworn, did depose and say that they are _______________ and ______________ of SunTrust Bank,
          Atlanta respectively, one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that they signed their names thereto by like authority.

                                        ________________________


          STATE OF NEW YORK    )
                               ) ss.:
          COUNTY OF NEW YORK   )

                    On the    day of           , 1995, before me
          personally came                       , to me known, who,
          being by me duly sworn, did depose and say that he is
                          of Deposit Guaranty Corp., one of the
          corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                        ________________________

          STATE OF NEW YORK    )
                               ) ss.:
          COUNTY OF NEW YORK   )

                    On the ___ day of __________, 1995, before me
          personally came ___________ and ___________, to me known, who, being by me duly sworn, did depose and say that they are _______________ and ______________ of SunTrust Bank,
          Atlanta respectively, one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that they signed their names thereto by like authority.

                                        _____________________________


                             TABLE OF CONTENTS

                                                                  Page

                                 ARTICLE I

                      Definitions and Other Provisions
                           of General Application

          Section 1.1.   Definitions . . . . . . . . . . . . . . .   1
                         Act . . . . . . . . . . . . . . . . . . .   2
                         Affiliate . . . . . . . . . . . . . . . .   2
                         Authenticating Agent  . . . . . . . . . .   2
                         Board of Directors  . . . . . . . . . . .   2
                         Board Resolution  . . . . . . . . . . . .   2
                         Business Day  . . . . . . . . . . . . . .   3
                         Commission  . . . . . . . . . . . . . . .   3
                         Company . . . . . . . . . . . . . . . . .   3
                         Company Request . . . . . . . . . . . . .   3
                         Corporate Trust Office  . . . . . . . . .   3
                         corporation . . . . . . . . . . . . . . .   3
                         covenant defeasance . . . . . . . . . . .   3
                         Defaulted Interest  . . . . . . . . . . .   3
                         defeasance  . . . . . . . . . . . . . . .   3
                         Depositary  . . . . . . . . . . . . . . .   4
                         Entitled Person . . . . . . . . . . . . .   4
                         Event of Default  . . . . . . . . . . . .   4
                         Excess Proceeds . . . . . . . . . . . . .   4
                         Exchange Act  . . . . . . . . . . . . . .   4
                         Global Security . . . . . . . . . . . . .   4
                         Holder  . . . . . . . . . . . . . . . . .   4
                         indebtedness for money borrowed . . . . .   4
                         Indenture . . . . . . . . . . . . . . . .   5
                         interest  . . . . . . . . . . . . . . . .   5
                         Interest Payment Date . . . . . . . . . .   5
                         Maturity  . . . . . . . . . . . . . . . .   5
                         Officers' Certificate . . . . . . . . . .   5
                         Opinion of Counsel  . . . . . . . . . . .   5
                         Original Issue Discount Security  . . . .   5
                         Other Financial Obligations . . . . . . .   6
                         Outstanding . . . . . . . . . . . . . . .   6
                         Paying Agent  . . . . . . . . . . . . . .   7
                         Person  . . . . . . . . . . . . . . . . .   8
                         Place of Payment  . . . . . . . . . . . .   8
                         Predecessor Security  . . . . . . . . . .   8
                         Redemption Date . . . . . . . . . . . . .   8
                         Redemption Price  . . . . . . . . . . . .   8
                         Regular Record Date . . . . . . . . . . .   8
                         Responsible Officer . . . . . . . . . . .   8
                         Securities  . . . . . . . . . . . . . . .   9
                         Security Register . . . . . . . . . . . .   9
                         Senior Indebtedness . . . . . . . . . . .   9
                         Special Record Date . . . . . . . . . . .   9
                         Stated Maturity . . . . . . . . . . . . .   9
                         Subsidiary  . . . . . . . . . . . . . . .   9
                         Trustee . . . . . . . . . . . . . . . . .   9
                         Trust Indenture Act . . . . . . . . . . .  10
                         U.S. Government Obligations . . . . . . .  10
                         Vice President  . . . . . . . . . . . . .  10
                         Voting Stock  . . . . . . . . . . . . . .  10
                         Yield to Maturity . . . . . . . . . . . .  10
          Section 1.2.   Compliance Certificates and Opinions  . .  10
          Section 1.3.   Form of Documents Delivered to Trustee  .  11
          Section 1.4.   Acts of Holders; Record Dates . . . . . .  12
          Section 1.5.   Notices, Etc., to Trustee and Company . .  14
          Section 1.6.   Notice to Holders; Waiver . . . . . . . .  14
          Section 1.7.   Conflict with Trust Indenture Act . . . .  15
          Section 1.8.   Effect of Headings and Table of
                            Contents . . . . . . . . . . . . . . .  15
          Section 1.9.   Successors and Assigns  . . . . . . . . .  15
          Section 1.10.  Separability Clause . . . . . . . . . . .  15
          Section 1.11.  Benefits of Indenture . . . . . . . . . .  16
          Section 1.12.  Governing Law . . . . . . . . . . . . . .  16
          Section 1.13.  Legal Holidays  . . . . . . . . . . . . .  16

                                 ARTICLE II

                               Security Forms

          Section 2.1.   Forms Generally . . . . . . . . . . . . .  16
          Section 2.2.   Form of Face of Security  . . . . . . . .  17
          Section 2.3.   Form of Reverse of Security . . . . . . .  20
          Section 2.4.   Form of Legend for Global Securities  . .  26
          Section 2.5.   Form of Trustee's Certificate of
                            Authentication . . . . . . . . . . . .  26

                                ARTICLE III

                               The Securities

          Section 3.1    Amount Unlimited; Issuable in Series  . .  27
          Section 3.2    Denominations . . . . . . . . . . . . . .  31
          Section 3.3    Execution, Authentication, Delivery
                            and Dating . . . . . . . . . . . . . .  31
          Section 3.4    Temporary Securities  . . . . . . . . . .  33
          Section 3.5    Registration, Registration of Transfer
                            and Exchange . . . . . . . . . . . . .  34
          Section 3.6    Mutilated, Destroyed, Lost and
                            Stolen Securities  . . . . . . . . . .  36
          Section 3.7    Payment of Interest; Interest
                            Rights Preserved . . . . . . . . . . .  37
          Section 3.8    Persons Deemed Owners . . . . . . . . . .  39
          Section 3.9    Cancellation  . . . . . . . . . . . . . .  39
          Section 3.10   Computation of Interest . . . . . . . . .  40

                                 ARTICLE IV

                         Satisfaction and Discharge

          Section 4.1    Satisfaction and Discharge of Indenture .  40
          Section 4.2    Application of Trust Money  . . . . . . .  42

                                 ARTICLE V

                                  Remedies

          Section 5.1    Events of Default . . . . . . . . . . . .  42
          Section 5.2    Acceleration of Maturity; Rescission and
                            Annulment  . . . . . . . . . . . . . .  44
          Section 5.3    Collection of Indebtedness and Suits for
                            Enforcement by Trustee . . . . . . . .  46
          Section 5.4    Trustee May File Proofs of Claim  . . . .  46
          Section 5.5    Trustee May Enforce Claims Without
                            Possession of Securities . . . . . . .  47
          Section 5.6    Application of Money Collected  . . . . .  47
          Section 5.7    Limitation on Suits . . . . . . . . . . .  48
          Section 5.8    Unconditional Right of Holders to
                            Receive Principal, Premium and
                           Interest  . . . . . . . . . . . . . . .  49
          Section 5.9    Restoration of Rights and Remedies  . . .  49
          Section 5.10   Rights and Remedies Cumulative  . . . . .  50
          Section 5.11   Delay or Omission Not Waiver  . . . . . .  50
          Section 5.12   Control by Holders  . . . . . . . . . . .  50
          Section 5.13   Waiver of Past Defaults . . . . . . . . .  51
          Section 5.14   Undertaking for Costs . . . . . . . . . .  51
          Section 5.15   Waiver of Stay or Extension Laws  . . . .  52

                                 ARTICLE VI

                                The Trustee

          Section 6.1    Certain Duties and Responsibilities . . .  52
          Section 6.2    Notice of Defaults  . . . . . . . . . . .  52
          Section 6.3    Certain Rights of Trustee . . . . . . . .  53
          Section 6.4    Not Responsible for Recitals or
                            Issuance of Securities . . . . . . . .  54
          Section 6.5    May Hold Securities . . . . . . . . . . .  55
          Section 6.6    Money Held in Trust . . . . . . . . . . .  55
          Section 6.7    Compensation and Reimbursement  . . . . .  55
          Section 6.8    Disqualification; Conflicting Interests .  56
          Section 6.9    Corporate Trustee Required; Eligibility .  56
          Section 6.10   Resignation and Removal; Appointment of
                            Successor  . . . . . . . . . . . . . .  57
          Section 6.11   Acceptance of Appointment by Successor  .  59
          Section 6.12   Merger, Conversion, Consolidation or
                            Succession to Business . . . . . . . .  60
          Section 6.13   Preferential Collection of Claims
                            Against Company  . . . . . . . . . . .  61
          Section 6.14   Appointment of Authenticating Agent . . .  61

                                ARTICLE VII

                         Holders' Lists and Reports
                           by Trustee and Company

          Section 7.1    Company to Furnish Trustee Names and
                            Addresses of Holders . . . . . . . . .  63
          Section 7.2    Preservation of Information;
                            Communications to Holders  . . . . . .  64
          Section 7.3    Reports by Trustee  . . . . . . . . . . .  64
          Section 7.4    Reports by Company  . . . . . . . . . . .  65

                                ARTICLE VIII

                     Consolidation, Merger, Conveyance,
                             Transfer or Lease

          Section 8.1    Company May Consolidate, Etc., only on
                            Certain Terms  . . . . . . . . . . . .  65
          Section 8.2    Successor Corporation to Be Substituted .  66
          Section 8.3    Opinion of Counsel to Be Given Trustee  .  67

                                 ARTICLE IX

                          Supplemental Indentures

          Section 9.1    Supplemental Indentures Without Consent
                            of Holders . . . . . . . . . . . . . .  67
          Section 9.2    Supplemental Indentures with Consent of
                            Holders  . . . . . . . . . . . . . . .  69
          Section 9.3    Execution of Supplemental Indentures  . .  71
          Section 9.4    Effect of Supplemental Indentures . . . .  71
          Section 9.5    Conformity with Trust Indenture Act . . .  71
          Section 9.6    Reference in Securities to Supplemental
                            Indentures . . . . . . . . . . . . . .  71
          Section 9.7    Subordination Unimpaired  . . . . . . . .  72

                                 ARTICLE X

                                 Covenants

          Section 10.1   Payment of Principal, Premium and
                            Interest . . . . . . . . . . . . . . .  72
          Section 10.2   Maintenance of Office or Agency . . . . .  73
          Section 10.3   Vacancy in the Office of Trustee  . . . .  73
          Section 10.4   Money for Securities Payments to Be Held
                            in Trust . . . . . . . . . . . . . . .  74
          Section 10.5   Statement by Officers as to Default . . .  75
          Section 10.6   Existence . . . . . . . . . . . . . . . .  76

                                 ARTICLE XI

                          Redemption of Securities

          Section 11.1   Applicability of Article  . . . . . . . .  76
          Section 11.2   Election to Redeem; Notice to Trustee . .  76
          Section 11.3   Selection by Trustee of Securities to Be
                            Redeemed . . . . . . . . . . . . . . .  77
          Section 11.4   Notice of Redemption  . . . . . . . . . .  78
          Section 11.5   Deposit of Redemption Price . . . . . . .  79
          Section 11.6   Securities Payable on Redemption Date . .  79
          Section 11.7   Securities Redeemed in Part . . . . . . .  79

                                ARTICLE XII

                               Sinking Funds

          Section 12.1   Applicability of Article  . . . . . . . .  80
          Section 12.2   Satisfaction of Sinking Fund Payments
                            with Securities  . . . . . . . . . . .  80
          Section 12.3   Redemption of Securities for Sinking
                            Fund . . . . . . . . . . . . . . . . .  81

                                ARTICLE XIII

                        Subordination of Securities

          Section 13.1   Securities Subordinate to Senior
                            Indebtedness . . . . . . . . . . . . .  81
          Section 13.2   Payment Over of Proceeds Upon
                            Dissolution, Etc.  . . . . . . . . . .  82
          Section 13.3   Prior Payment to Senior Indebtedness
                            Upon Acceleration of Securities  . . .  83
          Section 13.4   No Payment When Senior Indebtedness in
                            Default  . . . . . . . . . . . . . . .  84
          Section 13.5   Payment Permitted If No Default . . . . .  85
          Section 13.6   Subrogation to Rights of Holders of
                            Senior Indebtedness  . . . . . . . . .  86
          Section 13.7   Provisions Solely to Define Relative
                            Rights . . . . . . . . . . . . . . . .  86
          Section 13.8   Trustee to Effectuate Subordination and
                            Payment Provisions . . . . . . . . . .  87
          Section 13.9   No Waiver of Subordination Provisions . .  87
          Section 13.10  Notice to Trustee; Not Charged with
                            Knowledge of Prohibition . . . . . . .  88
          Section 13.11  Reliance on Judicial Order or
                            Certificate of Liquidating Agent . . .  89
          Section 13.12  Trustee Not Fiduciary for Holders of
                            Senior Indebtedness or Entitled
                            Persons  . . . . . . . . . . . . . . .  90
          Section 13.13  Rights of Trustee as Holder of Senior
                            Indebtedness or Entitled Persons;
                            Preservation of Trustee's Rights . . .  90
          Section 13.14  Article Applicable to Paying Agents . . .  90
          Section 13.15  Payment of Proceeds in Certain Cases  . .  91

                                ARTICLE XIV

                     Defeasance and Covenant Defeasance

          Section 14.1   Applicability of Article; Company's
                            Option to Effect Defeasance or
                            Covenant Defeasance  . . . . . . . . .  93
          Section 14.2   Defeasance and Discharge  . . . . . . . .  93
          Section 14.3   Covenant Defeasance . . . . . . . . . . .  94
          Section 14.4   Conditions to Defeasance or Covenant
                            Defeasance . . . . . . . . . . . . . .  94
          Section 14.5   Deposited Money and U.S. Government
                            Obligations to Be Held in Trust;
                            Other Miscellaneous Provisions . . . .  98
          Section 14.6   Reinstatement . . . . . . . . . . . . . .  99

          NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.